UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010

WE SAVE HOMES, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52996	24-4238285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

2300 East Katella Ave., Suite 300
Anaheim, CA 92806
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (714) 542-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)           Appointment of Directors

On November 18, 2010, Craig Stewart (“Mr. Stewart”) was appointed to the Board of Directors of the Company, and was elected as the Company’s Chairman.

On November 18, 2010, David R. Wells (“Mr. Wells”) was appointed to the Board of Directors of the Company.  He was previously appointed as the Company’s Chief Financial Officer on July 1, 2010.

(a)           Resignation of Directors

On November 18, 2010, Jim Watson (“Mr. Watson”) resigned from the Board of Directors of the Company.  Mr. Watson had no disputes with the Company.

To the extent that any information called for in Item 404(a) of Regulation S-K is required pursuant to these appointments, no such information exists.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WE SAVE HOMES, INC.
(Company)

/s/David R. Wells
By: David R. Wells
Its: Chief Financial Officer
Date: November 24, 2010